Summary Prospectus 2011 BMO TCH Core Plus Bond Fund

Class I MCBIX	Class Y MCYBX	As of December 29, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to bmofundsus.services@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.58%	0.33%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.84%	0.59%
Fee Waiver and Expense Reimbursement(3)	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.81%	0.56%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2011, the Fund entered into a new transfer agency agreement.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through July 6, 2013. The Adviser may not terminate this arrangement prior to July 6, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through July 6, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$83	$57
3 Years	$265	$186
5 Years	$463	$326
10 Years	$1,034	$735

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in foreign debt securities, all or a portion of which may be emerging markets debt securities.

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into

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Summary Prospectus 2011 BMO TCH Core Plus Bond Fund

Class I MCBIX	Class Y MCYBX	As of December 29, 2011

account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A. or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Management Risks. TCH’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the past year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

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Summary Prospectus 2011 BMO TCH Core Plus Bond Fund

Class I MCBIX	Class Y MCYBX	As of December 29, 2011

Class Y—Annual Total Returns (calendar years 2009-2010)

The return for the Class Y shares of the Fund from January 1, 2011 through September 30, 2011 was 4.98%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.53%
Worst quarter	12/31/2010	(0.52)%

Average Annual Total Returns through 12/31/10

	1 Year	Since Commencement of Operations
Class Y (Commencement of Operations 12/23/08)
Return Before Taxes	8.17%	10.62%
Return After Taxes on Distributions	6.17%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares	5.53%	8.10%
Class I (Commencement of Operations 12/23/08)
Return Before Taxes	8.44%	10.91%
BABI (reflects no deduction for fees, expenses or taxes)	6.54%	6.31%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	8.62%	11.70%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, Alan M. Habacht and William J. Canida co-manage the Fund. Ms. Alvarez-Canida, President and Managing Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985. Mr. Habacht, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1987. Mr. Canida, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

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Summary Prospectus 2011 BMO TCH Core Plus Bond Fund

Class I MCBIX	Class Y MCYBX	As of December 29, 2011

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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